Acquisitions	12 Months Ended
Dec. 31, 2018
Business Combinations [Abstract]
Acquisitions
7.	Acquisitions

On March 17, 2016, Canon entered into a Shares and Other Securities Transfer Agreement with Toshiba Corporation and acquired the share options for consideration of cash to acquire all the ordinary shares of Toshiba Medical Systems Corporation which was renamed as Canon Medical Systems Corporation (“CMSC”), as of January 4, 2018, which was exercisable upon the clearances of necessary competition regulatory authorities. As such clearances were obtained, Canon exercised the share options and acquired all the ordinary shares of CMSC on December 19, 2016. The acquisition date was December 19, 2016 and the purchase price was ¥665,498 million, which approximates the fair value at that date.

The acquisition was accounted for using the acquisition method of accounting. Acquisition-related costs were expensed as incurred and were not material.

Under Phase V of the Excellent Global Corporation Plan, a five-year initiative that Canon has been implementing since 2016, “embracing the challenge of new growth through a grand strategic transformation” has been set as a basic policy. With regard to “strengthening and growing new businesses, and creating future businesses,” a particularly important strategy, Canon intends to develop medical system business within the realm of “safety and security,” as a next-generation pillar of growth.

CMSC is one of the leading global companies in the medical equipment industry. Within the field of medical X-ray CT systems in particular, CMSC is the overwhelming market share leader in Japan and has been steadily increasing its global market share. By maximizing the combination of both companies’ management resources, Canon aims to solidify its business foundation for medical system that can contribute to the world.

The purchase price allocation was based on estimated fair values of the assets acquired and liabilities assumed at acquisition date. Since the acquisition date of CMSC was near the balance sheet date in 2016, and CMSC is composed of various entities located around the world, the purchase price allocation was preliminary at December 31, 2016. The purchase price allocation was finalized in the fourth quarter of 2017. The certain underlying inputs for inventories and intangible assets have been updated during the measurement period. The following table summarizes the estimated fair values of the assets acquired and liabilities assumed at acquisition date.

	Preliminary	Measurement Period Adjustment	Final
	(Millions of yen)
Cash and cash equivalents	25,301	—	25,301
Other current assets	169,545	(1,962)	167,583
Intangible assets	227,500	627	228,127
Other noncurrent assets	42,975	—	42,975

Total assets acquired	465,321	(1,335)	463,986

Current liabilities	199,223	(877)	198,346
Noncurrent liabilities	92,231	(1,049)	91,182

Total liabilities assumed	291,454	(1,926)	289,528

Noncontrolling interest	1,047	—	1,047

Net identifiable assets acquired	172,820	591	173,411

Goodwill	492,678	(591)	492,087

Net assets acquired	665,498	—	665,498

Intangible assets acquired, which are subject to amortization, mainly consist of customer relationships of ¥143,600 million, and patents and developed technology of ¥73,000 million. Canon has estimated the amortization period for the customer relationships, and patents and developed technology to be 15 years and 10 years, respectively. The weighted average amortization period for all intangible assets is approximately 13 years.

Goodwill recorded is attributable primarily to expected synergies from combining operations of CMSC and Canon, such as accelerating entry into new fields, further improvement in quality through shared production technology and expanding business domains through the enhancement of R&D capabilities. None of the goodwill is expected to be deductible for tax purposes.

Canon acquired businesses other than that described above during the years ended December 31, 2018 and 2017 that were not material to its consolidated financial statements.